Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:

Timothy A. Bonang, Vice President, Investor Relations,
or Carlynn Finn, Senior Manager, Investor Relations

(617) 796-8222

CommonWealth REIT Announces the Filing of a Registration Statement
for Possible Sale of Select Income REIT Common Shares

Continues Business Plan of Simplifying Portfolio, Selling Non-Core Assets and

Positioning Portfolio Toward High Quality Office Buildings

Newton, MA (March 25, 2013): CommonWealth REIT (NYSE: CWH) today announced that, at its request, Select Income REIT (NYSE: SIR) has filed with the Securities and Exchange Commission, or SEC, a registration statement to permit CWH’s public offering of some or all of the common shares of SIR owned by CWH.   No decision has been made by CWH to sell any of the SIR common shares owned by CWH at this time.  After the registration statement is declared effective by the SEC, and subject to market conditions, CWH may determine to sell all, some or none of the 22,000,000 SIR common shares it owns.

The Board of Trustees and management of CWH continue to be focused on executing CWH’s business plan, which includes (1) simplifying its investment portfolio, (2) selling non-core assets and (3) repositioning its investment portfolio toward central business district, or CBD, office buildings.  If CWH determines to sell some or all of the SIR common shares that it owns, CWH’s current plan is to initially use the net proceeds to repay debt and eventually recycle the net proceeds into new investments in CBD office buildings.

SIR previously was a 100% owned subsidiary of CWH.  In March 2012, SIR completed its initial public offering and became a separately listed public company.  Today, SIR has a total of approximately 39.3 million common shares outstanding, of which 22,000,000 common shares (or approximately 56%) are owned by CWH.

The book running manager listed for the possible offering of SIR common shares owned by CWH is BofA Merrill Lynch.

A registration statement relating to these securities has been filed with the SEC but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement is declared effective.  This press release shall not constitute an offer to sell nor a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

No public distribution of the preliminary prospectus, which is part of the registration statement referenced above, is being made at this time.  However, copies of the preliminary prospectus, when available, may be obtained from the SEC at its website: www.sec.gov, or by contacting BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, email: dg.prospectus_requests@baml.com.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.   THESE FORWARD LOOKING STATEMENTS ARE BASED UPON CWH’S PRESENT BELIEFS AND EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, SOME OF WHICH ARE BEYOND CWH’S CONTROL.  FOR EXAMPLE:

•                  THIS PRESS RELEASE STATES THAT SIR HAS FILED A REGISTRATION STATEMENT WITH THE SEC IN CONNECTION WITH THE POSSIBLE PUBLIC OFFERING OF UP TO 22,000,000 SIR COMMON SHARES OWNED BY CWH.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT CWH WILL SELL ITS 22,000,000 COMMON SHARES OF SIR.  HOWEVER, THE REGISTRATION STATEMENT MAY BE WITHDRAWN OR OTHERWISE NOT BE DECLARED EFFECTIVE AND NO SALE MAY OCCUR.  FURTHER, AS NOTED IN THIS PRESS RELEASE, NO DECISION HAS BEEN MADE BY CWH TO SELL ANY OF ITS SIR COMMON SHARES.  CWH MAY EVENTUALLY DECIDE TO OFFER FOR SALE ALL, SOME OR NONE OF THE SIR COMMON SHARES IT OWNS.  ACCORDINGLY, THERE IS NO ASSURANCE THAT CWH WILL SELL ANY SIR COMMON SHARES IN A PUBLIC OFFERING OR, IF IT DOES, WHEN SUCH A SALE MAY OCCUR.

•                  THIS PRESS RELEASE STATES THAT CWH’S CURRENT PLAN IS INITIALLY TO USE THE NET PROCEEDS OF ANY SALE OF SIR COMMON SHARES TO REPAY DEBT ON A SHORT TERM BASIS AND THAT IT PLANS TO EVENTUALLY RECYCLE THE NET PROCEEDS IT RECEIVES INTO NEW INVESTMENTS IN CBD OFFICE BUILDINGS.  CWH MAY DECIDE TO CHANGE THE USE OF NET PROCEEDS FROM ANY SALE OF SIR COMMON SHARES BASED ON CHANGED MARKET CONDITIONS OR CHANGED BUSINESS CIRCUMSTANCES PRIOR TO THE EFFECTIVENESS OF THE REGISTRATION STATEMENT.

•                  THIS PRESS RELEASE REFERS TO CWH’S BUSINESS PLAN AND ITS CONTINUED FOCUS ON EXECUTING THAT BUSINESS PLAN.  THERE CAN BE NO ASSURANCE THAT THE BUSINESS PLAN WILL BE SUCCESSFUL OR THAT THE CURRENT BUSINESS PLAN WILL NOT BE MODIFIED.

FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.  ALSO, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW, CWH DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE ANY FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE AS A RESULT OF NEW OR CHANGED FACTS OR EVENTS WHICH MAY COME TO ITS ATTENTION.

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